SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer Identification No.)

1650 Madison Avenue
Mankato, Minnesota  56001

(Address of Principal Executive Offices and Zip Code)

(507) 387-2265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)  Not Applicable

(b)  Not Applicable

(c)  Not Applicable

(d)  On September 30, 2004, Northern Star Financial, Inc. (Northern Star Financial) announced in a press release its intentions to file with the Securities and Exchange Commission its plans to terminate the Company’s common stock registration under Section 12(g) of the Securities and Exchange Act of 1934.  The Board of Directors, in a meeting on September 29, 2004, authorized the filing of a Form 15 to terminate registration of its common stock on September 30, 2004.  Upon deregistration, Northern Star Financial’s common stock will no longer be traded on the OTC Bulletin Board.  The Board’s action is intended to reduce the costs and administrative burdens in connection with a public company status.  The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                             Financial Statement and Exhibits

(a)           Financial statements of businesses acquired:  None

(b)           Pro forma financial information:  None

(c)           Exhibits:  99.1 Press Release dated September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas P. Stienessen
Date: September 30, 2004		Thomas P. Stienessen, Chief Executive Officer

NORTHERN STAR FINANCIAL, INC.

EXHIBITS ON FORM 8-K

September 30, 2004

Exhibit	Description

99.1	Press Release dated September 30, 2004